Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Technology Innovation Fund, a series of Scudder Securities Trust, on Form N-CSR of the Scudder Technology Innovation Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                 /s/Richard T. Hale
                                                 -------------------------
                                              Richard T. Hale
                                              Chief Executive Officer
                                              Scudder Technology
                                              Innovation Fund,
                                              a series of Scudder
                                              Securities Trust

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                                             Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Technology Innovation Fund, a series of Scudder Securities Trust, on Form N-CSR of the Scudder Technology Innovation Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



July 25, 2003                                       /s/Charles A. Rizzo
                                                       -------------------------
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Scudder Technology
                                                    Innovation Fund,
                                                    a series of Scudder
                                                    Securities Trust